UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2019

NEENAH INC
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240				20-1308307
(State of Incorporation)	(Commission File No.)				(I.R.S. Employer Identification No.)

	3460 Preston Ridge Road
	Alpharetta	,	Georgia	30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(c) On December 16, 2019, Neenah, Inc. (“Neenah” or the “Company”) announced the appointment of Julie A. Schertell as Chief Operating Officer, effective as of January 1, 2020. In her new role, Ms. Schertell will have direct overall responsibility for Sales, Marketing and Operations for both Neenah’s Technical Products and Fine Paper & Packaging businesses, in addition to all Human Resource and Information Technology functions. Ms. Schertell will continue to report directly to John P. O’Donnell, Chief Executive Officer.
Ms. Schertell joined Neenah in 2008 and is currently Senior Vice President, President - Technical Products. Previous positions held by Ms. Schertell at Neenah include Senior Vice President, President - Fine Paper & Packaging, and Vice President - Fine Paper Sales, Marketing and Supply Chain. Prior to joining the Company, Ms. Schertell was employed by Georgia-Pacific Corporation in the Consumer Products Retail division, where she served as Vice President of Sales Strategy from 2007 through 2008 and as Vice President of Customer Solutions from 2003 through 2007.
Ms. Schertell will continue to participate in the Company’s long-term equity compensation plan on an ongoing basis pursuant to the terms of the Company’s 2018 Omnibus Stock and Incentive Compensation Plan, all as determined by the Company’s Compensation Committee.
With respect to the disclosure required pursuant to Item 404(a) of Regulation S-K, there are no transactions between the Company and Ms. Schertell that would be required to be reported.
Item 9.01        Financial Statements and Exhibits
(d) Exhibits:
Exhibit No.        Description of Exhibit
99.1            Press release dated December 16, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)

Date: December 16, 2019	/s/ Noah S. Benz
Noah S. Benz Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.         Description of Exhibit

99.1            Press release dated December 16, 2019